Raymond James U.S. Bank Conference September 2014 Exhibit 99.1

Except for the historical information contained herein, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. The Company intends that all such statements be subject to the “safe harbor” provisions of those Acts.
Because forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the discussion of forward-looking statements and risk factors in documents the Company files with the
Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

September 2014
Forward-Looking Statements

Franklin Synergy Bank, the primary subsidiary of Franklin Financial Network, Inc. is a community bank founded in 2007 that is both locally owned and locally managed
State Bank, member of Federal Reserve System
Real estate lending focus
Primarily residential and “retail” commercial
Short-term lending
Mortgage banking commitment
Veteran bankers with local experience
Completed acquisition of MidSouth Bank ($281 million in assets) on July 1 st
, 2014
For the quarter ended June 30, 2014, the Company reported:
Assets of $872 million
Loans of $502 million
Deposits of $747 million
Tangible common equity of $64 million

Company Overview
September 2014

Hendersonville
Saundersville
Beamallow
Ashland City
Sulphur Springs
Gravelotte
Old Hickory
Greenlawn
Ebaneezer
Taylorsville
Cairo Bend
Mount Juliet
Muncie
Lebanon
Silver Springs
Leeville
Forktown
DAVIDSON
Nashville
WILSON
Mound Bottom
Belle Meade
Berry Hill
Gladeville
Pegram
Oak Hill
Major
Vesta
Forest Hills
Sandhill
Vine
WILLIAMSON
La Vergne
Mona
Brentwood
Smyrna
Valleyview
Bingham
Mallory
Nolensville
Lascassas
Franklin
Rocky Fork
Indian Springs
Lofton
Parry
TENNESSEE
Florence
Almaville
Old South
Murfreesboro
Boston
Arrington
Rudderville
Patterson
Overall
RUTHERFORD
Kittrell
Burwood
College Grove
Windrow
Barfield
Spring Hill
New Town
Bethesda
Cedar Grove
Rockvale
Mankinville
Gum
Allisona
Duplex
Eagleville
Christiana
Neapolis
Kedron
Greenwood
Plainview
Holts Corner
Rover
Walnut Grove
Short Creek
Jackson Heights
Rally Hill
Midland
Beechwood
Columbia
Chapel Hill
Unionville
Venable Spring
Clay Hill
Fountain Heights
Anes
Oslin
Bigbyville
BEDFORD
Wartrace
Noah

FRANKLIN SYNERGY BANK

September 2014
-
-
Acquisition of MidSouth Bank
Pro Forma Branch Map
Source: SNL Financial

Transaction Overview
MidSouth Bank Financial Highlights
2010 2011 2012 2013 YTD 6/30
Balance Sheet ($M)
Total Assets 234 239 253 277 281
Total Net Loans 155 138 141 170 195
Total Deposits 205 205 222 242 244
Tangible Common Equity 18 20 22 21 22
Profitability (%)
ROAA 0.29 0.46 0.67 0.58 (0.56)
ROAE 3.12 4.16 5.80 5.32 (5.40)
Net Interest Margin 3.75 3.89 3.68 3.64 3.87
Capital Ratios (%)
TCE / TA 7.87 8.54 8.86 7.73 7.90
Tier 1 Ratio 13.38 16.04 16.51 13.77 11.93
TRBC Ratio 14.64 17.31 17.76 15.02 13.18
Asset Quality (%)
NPAs / Assets 5.17 4.31 2.88 1.94 1.44
NCOs / Avg Loans 2.67 1.07 (0.19) 0.18 (0.16)
LLRs / Gross Loans 2.79 2.32 2.15 1.62 1.66
Acquisition of Murfreesboro, Tennessee based MidSouth
Bank announced on 11/31/2014 and completed 7/1/2014
Deal value of $38 million with Price/Tangible Book value of
83.3% and Price/LTM Core Earnings of 21.3x
Franklin Financial Network issued 0.4259 shares of its
common stock for each common share of MidSouth Bank
and exchanged 0.8519 shares of its common stock for
each preferred share of MidSouth Bank.
Allows Franklin Financial Network to expand selectively in
contiguous markets with long-term growth potential
Franklin Synergy Bank (6)
MidSouth Bank (5)

Continue focus on Williamson and Rutherford counties
Growth objective of 25% annually
Window of opportunity likely 4-5 years
840 corridor (south of Nashville) offers continued growth potential
Organic growth with opportunistic M&A
Recruit experienced bankers/teams
Maintain conservative loan underwriting
Continued real estate focus, enhanced small business initiative
Fee-generating strategy
Mortgage Banking
Wealth Management
IPO and public trading of FRN stock through Nasdaq

Company Direction
September 2014

Ranked 10
th
in Forbes 2013 Best Cities for Business and Careers
Leading Industries: health care management, publishing, insurance, music and entertainment
21 accredited 4-year colleges and universities
No state personal income tax on wages
Cost of Living 11% below US average
Average Income 110% of US average
Nashville MSA
Source: Nashville Chamber of Commerce

September 2014
Attractive Market Area
West Middle East

Rutherford County
Wealthiest County in Tennessee; Top Twenty
Wealthiest Counties in USA
Median Household Income: $91,146
2012, an increase of 28.9% vs. 2000
Fastest Growing County in Tennessee
County Population: 202,686
2014, an increase of 55.9% vs. 2000
14 Fortune 1,000 companies
Recent Economic Statistics
County unemployment rate: 5.5%
Homes on Market: 1.5 months inventory
Residential Closings up 35% over 2013
Recent Headquarters Relocations
Nissan, Verizon Wireless, Mars Pet Care, Jackson
National Life, Shelter Insurance
High Quality Public School System
Energetic, Successful Regional Economic
Development
Williamson County
Source: Nashville Chamber of Commerce; US Census

Wealthy County in Tennessee
Median Household Income: $55,105
2012, an increase of 19% vs. 2000
Fifth Largest County in Tennessee
County Population: 281,029
2014, an increase of 44.3% vs. 2000
Recent Economic Statistics
County unemployment rate: 6.7%
Homes on Market: 2.4 months inventory
Residential Closings up 24% over 2013
Home of Nissan USA’s largest manufacturing
facility
High Quality Public School System
Energetic, Successful Regional Economic
Development
September 2014
Attractive Market Area

September 2014
-
-
Company Management
The Company has veteran bankers with significant local market experience
Name Title
Years in
Banking
Years in
Market Years with FSB
Richard Herrington* CEO, Chairman 44 24 7
Lee Moss President 41 25 **
Sally Bowers EVP, Chief Mortgage Officer 42 19 7
Dallas Caudle EVP, Chief Investment Officer 43 43 **
Kevin Herrington EVP, Chief Operations Officer 14 14 7
Ashley Hill EVP, Chief Banking Officer 31 16 7
Dee Jernigan EVP, Wealth Management 20 20 **
Myers Jones EVP, Chief Credit Officer 40 25 5
Sally Kimble EVP, Chief Financial Officer 32 2 2
David McDaniel EVP, Chief Retail Officer 21 21 5
Aimee Punessen SVP, Chief Marketing Officer 8 8 7
*Richard Herrington was President & CEO  of Franklin National Bank (sold to Fifth Third Bancorp in 2002) and Cumberland Bank (sold to Green Bank in 2007)
**Joined Franklin Synergy Bank in 2014 as part of the acquisition of MidSouth Bank

* - Former FNB Director; ** - Former Cumberland Bank Director; ***Original MidSouth Bank Director
Hank Brockman (7)
Jim Cross* (5)
David Kemp (7)
Paul Pratt, Jr. (7)
Melody Sullivan* (4)
Pam Stephens** (5)
Richard Herrington (7)
Jimmy Allen*** (1)
Lee Moss*** (1)
Matthias Murfree*** (1)
Former senior partner at J C Bradford; local real estate developer
President, owner of Century Construction; local commercial real estate builder and developer
Owner, Williamson Memorial Funeral Home and Gardens
Franklin orthodontist; formerly advisory Director for First Tennessee
Owner, Full Service Insurance, a Franklin insurance agency
Owner, Smiley CPAs
President, CEO, Chairman Franklin Synergy Bank and Franklin Financial Network
Name (Years of Service) Occupation

President, Venture Express, Creative Transportation, Allen’s Cartage Comp.
President, Franklin Synergy Bank, former Chairman and CEO of MidSouth bank
Senior Partner, Murfree & Murfree, PLLC
Board of Directors
September 2014

Consumer 1%
Other <1%
Agriculture 1%
C&I 9%
C&D 28%
Comm. RE 31%
Farm <1%
1 - 4 Family 30%
5+ Family <1%

Strong Lending Practices
Primary Focus: Residential Construction,
“Retail” Commercial Real Estate, and
Small Business Lending
Many small business loans are secured
by 1-4 family mortgages
Limited loans on multi-family projects,
hotels, motels, or large projects
Average loan size less than $200,000
Mostly short-term loans
Strong Focus on Secondary Source of
Repayment (collateral)
Lending Decisions Are “Committee
Focused”

Dollars in Thousands
For the period ended June 30, 2014
Pro Forma*
Construction & Development 194,168 $            27.7%
Secured by Farmland 1,990                   0.3%
1 - 4 Family Real Estate 213,549              30.5%
5+ Family Real Estate 2,478                   0.4%
Commercial Real Estate 216,026              30.8%
Agricultural 3,442                   0.5%
Commercial & Industrial 64,728                9.2%
Consumer 4,318                   0.6%
Other 489                      0.1%
Gross Loans and Leases 701,188 $         100.0%
*Pro Forma for MidSouth Acquisition
September 2014
-
-
Loan Portfolio

Allowance for Loan Losses
Nonperforming Assets
FSB has avoided many of the
major asset quality issues that
have hindered other community
banks
At June 30, 2014 Franklin
Synergy Bank had:
Nonaccrual loans of $1.4 million
OREO of $1.2 million
Nonperforming assets of $2.8 million
At June 30, 2014 MidSouth Bank
had:
Nonaccrual loans of $3.2 million
OREO of $0.8 million
Nonperforming assets of $4.0 million

1.3%
0.9%
0.8%
0.4%
0.3%
5.2%
4.3%
2.9%
1.9%
1.4%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
2010 2011 2012 2013 YTD
Franklin Synergy MidSouth
1.61%
1.45%
1.27%
1.13%
1.15%
2.79%
2.32%
2.15%
1.62%
1.66%
1.0%
1.5%
2.0%
2.5%
3.0%
2010 2011 2012 2013 YTD
Franklin Synergy MidSouth
Key to Success: Asset Quality
September 2014

Williamson County Rutherford County
2013
Rank Institution Names

Branches
2013
Deposits
($000's)
Market
Share
(%)
1 Regions Financial Corp. (AL) 10 685,569 13.08
2 Bank of America Corp. (NC) 5 554,840 10.58
3 Franklin Financial Network Inc (TN) 6 536,243 10.23
4 Fifth Third Bancorp (OH) 8 476,914 9.10
5 First Horizon National Corp. (TN) 10 475,527 9.07
6 Pinnacle Financial Partners (TN) 4 475,011 9.06
7 SunTrust Banks Inc. (GA) 7 307,631 5.87
8 Commerce Union Bancshares Inc. (TN) 3 285,282 5.44
9 U.S. Bancorp (MN) 9 221,387 4.22
10 BancorpSouth Inc. (MS) 2 168,647 3.22
11 Capital Bank Finl Corp (FL) 5 135,150 2.58
12 Wells Fargo & Co. (CA) 4 126,373 2.41
13 CapStar Bank (TN) 1 104,552 1.99
14 First South Bancorp Inc. (TN) 4 103,764 1.98
15 Farmers Bancorp Inc. (AR) 1 70,697 1.35
All Other Institutions 23 514,183 9.82
Top 15 79 4,727,587 90.18%
Total Market 102 5,241,770 100.00%
Note: Deposit data as of June 30, 2013
2013
Rank Institution Names

Branches
2013
Deposits
($000's)
Market
Share
(%)
1 Pinnacle Financial Partners (TN) 8 733,988 23.69
2 SunTrust Banks Inc. (GA) 9 398,955 12.88
3 Regions Financial Corp. (AL) 10 363,985 11.75
4 First Horizon National Corp. (TN) 8 360,073 11.62
5 Bank of America Corp. (NC) 5 287,976 9.30
6 Franklin Financial Network Inc (TN) 5 229,314 7.40
7 Wilson Bank Holding Company (TN) 4 208,621 6.73
8 First South Bancorp Inc. (TN) 3 150,962 4.87
9 U.S. Bancorp (MN) 6 68,949 2.23
10 Capital Bank Finl Corp (FL) 4 59,992 1.94
11 F&M Financial Corp. (TN) 1 45,714 1.48
12 Fifth Third Bancorp (OH) 4 45,351 1.46
13 First McMinnville Corp. (TN) 1 39,167 1.26
14 Southern Bank of Tennessee (TN) 1 33,563 1.08
15 Tennessee Bancshares Inc. (TN) 1 32,036 1.03
All Other Institutions 6 39,411 1.28
Top 15 70 3,058,646 98.72%
Total Market 76 3,098,057 100.00%
Note: Deposit data as of June 30, 2013
Deposit Market Share
September 2014

Deposit Composition
Strong Core Deposit Base
Primary Bank Challenge: Funding Loan
Growth in a Real Estate Lending Environment
through Local Deposits
Largest Depositor: County Government
(highly seasonal)
Developing Focus: treasury management for
small businesses
Area for Growth: converting mortgage
customers to deposit customers
Market Specialty: mature market travel club
*Pro Forma for MidSouth Acquisition
Demand Deps.
29%
MMDA and
Savings
35%
Retail Time
18%
Jumbo Time
14%
Dollars in Thousands
For the period ended June 30, 2014
Pro Forma*
Demand Deposits 283,301 $            28.6%
NOW and ATS 41,589                4.2%
MMDA and Savings 348,294              35.1%
Retail Time Deposits ( < $100K) 179,417              18.1%
Jumbo Time Deposits ( > $100K) 139,231              14.0%
Total Deposits 991,832 $         100.0%

September 2014

Raised Capital Four Times
Initial Offering - 2007
2008
2010
2013
Received $10 million (at FFN)
from Small Business Lending
Fund in 2011
“Well Capitalized” by
Regulatory Guidelines

10.2%
9.2%
9.9%
8.7%
8.0%
7.8%
8.4%
11.0%
10.1%
10.8%
9.3%
9.6%
8.4%
8.3%
16.5%
16.6%
17.6%
15.5%
14.6%
14.1%
13.8%
5.0%
10.0%
15.0%
20.0%
2009 2010 2011 2012 2013 Q1 Q2
Year End 2014
Equity Tier One Risk Based
Capital Ratios (as a % of Assets)
September 2014

FSB Has Been Profitable Every
Quarter Since 1Q 2009 (22)
consecutive quarters)
FFN Began Paying Taxes in
2012
4Q 2012 Impacted by BOLI
Benefits
First quarters Impacted by
Seasonality of Large Depositor
Earnings Per Share

$0.16
$0.19
$0.26
$0.41
$0.26
$0.32
$0.27
$0.29
$0.31
$0.41
$-
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Q1 Q2 Q3 Q4
2012 2013 2014
Earnings Per Share
September 2014

Source: SNL Financial
Dollars in thousands 2012 2013 2014 % Change
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 '13Q2 - '14Q2
Balance Sheet Highlights ($000)
Total Assets $508,681 $529,425 $516,077 $577,577 $608,911 $617,819 $659,540 $795,998 $866,109 $871,260 41.0%
Gross Loans HFI 260,187 282,336 303,511 314,946 324,834 347,065 387,428 431,998 463,137 501,664 44.5%
Total Deposits 451,846 468,028 442,852 515,459 536,776 536,243 525,983 682,033 739,862 747,531 39.4%
Total Equity 46,952 47,039 48,739 50,320 51,279 49,814 61,393 63,881 67,830 73,088 46.7%
Loans/ Deposits 57.58 60.32 68.54 61.10 60.52 64.72 73.66 63.34 62.60 67.11 3.7%
Performance Measures
Net Income $717 $881 $1,080 $1,552 $1,002 $1,257 $1,127 $1,599 $1,802 $2,211 75.9%
ROAA (%) 0.58 0.69 0.83 1.17 0.68 0.82 0.71 0.90 0.86 1.02 24.4%
ROAE (%) 6.16 7.50 9.02 12.53 7.89 9.95 8.11 10.21 10.95 12.55 26.1%
Net Interest Margin (%) 3.18 3.15 3.14 3.34 3.10 3.31 3.49 3.72 3.50 3.48 5.1%
Efficiency Ratio (FTE) (%) 71.04 68.11 69.27 66.62 74.37 65.88 69.63 60.63 59.89 58.94 (10.5%)
Capitalization (%)
Equity/ Assets 9.23 8.88 9.44 8.71 8.42 8.06 9.31 8.03 7.83 8.39 4.1%
Tang Comm. Equity/ Tang Assets 7.46 7.18 7.70 7.15 6.94 6.60 7.94 6.88 6.78 7.35 11.4%
Tier 1 Risk-based Ratio 14.98 14.39 14.15 14.29 13.46 12.93 14.27 13.62 13.13 12.79 (1.1%)
Risk Based Capital Ratio 16.17 15.47 15.28 15.45 14.55 14.00 15.27 14.59 14.12 13.80 (1.4%)
Leverage Ratio 9.02 8.81 8.93 9.27 8.52 8.47 9.85 9.62 8.41 8.34 (1.5%)
Asset Quality (%)
NPAs/ Assets 1.10 0.90 0.96 0.83 0.75 0.74 0.51 0.35 0.30 0.29 (60.8%)
NPAs/ (Loans+OREO) 2.14 1.68 1.63 1.50 1.40 1.31 0.87 0.64 0.56 0.51 (61.1%)
NPLs/ Loans 1.31 0.95 0.89 0.85 0.82 0.77 0.68 0.60 0.56 0.28 (63.6%)
NCOs/ Avg Loans 0.49 1.11 (0.03) (0.04) (0.04) (0.04) 0.08 (0.02) (0.02) (0.02) NM
Loan Loss Reserves/ Gross Loans 1.35 1.20 1.22 1.26 1.25 1.23 1.14 1.13 1.15 1.15 (6.5%)
Reserves/ NPAs 62.72 70.97 74.71 83.57 88.83 93.63 131.05 176.13 203.92 226.31 141.7%
Loan Loss Prov/ NCOs 137.58 81.39 NM (682.35) (166.67) (535.29) 312.50 NM NM NM NM
Financial Highlights – Franklin Synergy Bank
September 2014

Market
Williamson and Rutherford Counties are some of the fastest growing counties in the US
Williamson County is one of the most affluent counties in the US
Middle Tennessee is a destination for businesses
Management
Veteran bankers with significant local experience
Management has long history of working together and a proven track record
Model
Comfortable with real estate concentration in a quality market
Successfully implemented model at two previous local banks
Managing Risk
Maintains superior asset quality
Prudently manage risk in order to return value to shareholders

Closing Thoughts
September 2014

Richard E. Herrington
Chairman, CEO
Richard.Herrington@franklinsynergy.com
615-236-8330
J. Myers Jones, III
EVP, Chief Credit Officer
Myers.Jones@franklinsynergy.com
615-236-8352
Lee M. Moss
President
Lee.Moss@franklinsynergy.com
615-278-7101
Thank You
September 2014